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                                                                    EXHIBIT 10.2





                                PROMISSORY NOTE
                  AMENDED AND RESTATED AS OF FEBRUARY 16, 1998


                              February 16, 1998


TOTAL PRINCIPAL                                MATURITY DATE: SEPTEMBER 30, 1999
AMOUNT: $500,000.00



         FOR VALUE RECEIVED, on or before the Maturity Date, the undersigned (hereinafter referred to as "Borrower"), promises to pay to the order of RHP MANAGEMENT, LLC. ("Lender") at its offices in Tyler, Texas, the Total Principal Amount, or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Promissory Note ("Note") is less than the Total Principal Amount, together with interest on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid at a fluctuating rate per annum which shall be equal to the lesser of (a) the Maximum Rate (as hereinafter defined), or (b) a rate equal to Lender's cost of borrowing calculated on the basis of the actual number of days over 360 days per year and the actual number of days elapsed, each change in the rate to be charged on this Note to become effective without notice to Borrower on the effective date of each change in Lender's cost of borrowing.

         The term "Maximum Rate," as used herein, shall mean at the particular time in question 18% per annum, or if less, the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective date of each change in such maximum rate.

         The outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date.

          Notwithstanding anything herein to the contrary, upon an Event of Default (as hereinafter defined) or at maturity whether by acceleration or otherwise, all principal of this Note shall, at the option of Lender, bear interest at 4% above the stated contract rate or the Maximum Rate, whichever is less, until paid.

         All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the offices of Lender or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day (as
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hereinafter defined), such payment shall be made on the next succeeding
Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed. The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

         Borrower agrees that upon the occurrence of any one or more of the following events of default ("Event of Default"):

                 (a) failure of Borrower to pay any installment of principal of or interest on this Note or on any other indebtedness of Borrower to Lender when due; or

                 (b) the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of, or the liquidation, termination, or dissolution of, any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise; or

                 (c) failure to perform any obligation or breach of any warranty or covenant to Lender contained in this Note or any other present or future written agreement regarding this or any indebtedness of Borrower to Lender; or

                 (d) providing or causing any false or misleading signature or representation to be provided to Lender; or

                 (e) the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower or any of its property;

the holder of this Note may, at its option, without further notice or demand,
(i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) pursue any and all other rights, remedies and recourses available to the holder hereof, at law or in equity, or (iii) pursue any combination of the foregoing.

         The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse.



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         This Note is intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Note shall not be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Lender's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note has been paid in full, refunded to Borrower), and the provisions of this Note shall immediately be deemed reformed and the amounts thereafter collectable hereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Lender under this Note, shall to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Lender to contract for, charge or receive a greater amount of interest, Lender will rely on federal law instead of TEX.REV.CIV.STAT.ANN.art. 5069-1.04, as amended, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, implement any other method of computing the Maximum Rate under such Article 5069-1.04, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         In no event shall TEX.REV.CIV.STAT.ANN. art. 5069 Ch. 15 (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that TEX.REV.CIV.STAT.ANN. art.
5069-1.04, as amended, is applicable to this Note, the "indicated rate ceiling" specified in such article is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

         If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all reasonable costs and expenses of collection, including but not limited to reasonable attorneys' fees.



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         Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate,notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, indulgences or partial payments, either before or after maturity.

         THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.


                                        BORROWER:

                                        CELEBRITY, INC.


                                        By: /s/ C.A. LANGNER
                                           ------------------------------------
                                        Name: C.A. Langner
                                             ----------------------------------
                                        Title: Director
                                              ---------------------------------



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